Exhibit 10.17


                        Amendment to Employment Agreement



      Amendment to Employment Agreement dated January 11, 2005 (the "Amendment") hereby amends the Employment Agreement dated October 1, 2004 by and between Deep Field Technologies, Inc., f/k/a iVoice Technology 2, Inc. (the "Company") and Mark Meller, an individual ("Executive").

                            W I T N E S S E T H :

      WHEREAS, the Company and the Executive entered into an Employment Agreement dated October 1, 2004 (the "Employment Agreement"), and

      WHEREAS, the Company and the Executive wish to mutually amend this Employment Agreement,

      NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and other good and valuable consideration, the receipt sufficiency of which is hereby acknowledged, the parties agree as follows:

The terms and conditions as set forth below shall amend the Employment
Agreement:

1. Section 4(g) of the Employment Agreement shall be deleted in its entirety and replaced with the following:

            At such time that the Company's registration statement to effectuate the sale and/or distribution of the Company's stock on Form S-1, SB-2, or any other such form of registration statement is declared effective by the Securities and Exchange Commission, the Company shall pay, and Executive agrees to accept, cash compensation in the amount of fifty thousand dollars ($50,000.00) (the "Bonus"). Notwithstanding the above, the Bonus shall be payable to the Executive upon the Board of Directors' sole determination that the Company has sufficient financial resources to pay the Bonus, or in the alternative, at the Company's option, may issue Class B Common Stock of the Company equal to the value of the Bonus upon the date of issue.

2.    All other terms of the Agreement shall remain in full force and effect.


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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date written below.


Deep Field Technologies, Inc.                   Mark Meller


By:______________________                       By:_________________
      Jerome Mahoney
      Chairman of the Board


Date:_______________                            Date:_______________